UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 20, 2021

Unico American Corporation
(Exact Name of Registrant as Specified in its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

000-03978	95-2583928
(Commission File Number)	(IRS Employer Identification No.)

26050 Mureau Road
Calabasas, California	91302
(Address of Principal Executive Offices)	(Zip Code)

(818) 591-9800

(Registrant's Telephone Number, Including Area Code)

_______________________________________________

(Former name or former address, if changed since last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, No Par Value	UNAM	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On August 20, 2021, AM Best Company (“AM Best”) downgraded the Financial Strength Rating to B (Fair) from B++ (Good) and the Long-Term Issuer Credit Rating (“Long-Term ICR”) to “bb+” (Fair) from “bbb” (Good) of Crusader Insurance Company (“Crusader”). Concurrently, AM Best downgraded the Long-Term ICR to “b” (Marginal) from “bb” (Fair) of Unico American Corporation (the “Company”). These credit ratings have been placed under review with negative implications. Crusader is a wholly owned subsidiary of the Company.

The ratings reflect Crusader’s balance sheet strength, which AM Best assesses as strong, as well as its weak operating performance, limited business profile and marginal enterprise risk management.

The rating downgrades of Crusader reflect a revision in AM Best’s assessments of its balance sheet strength to strong from very strong and operating performance to weak from marginal. While current risk-adjusted capital levels remain at the strongest level, as measured by Best’s Capital Adequacy Ratio, the lowered assessment of balance sheet strength, according to AM Best, reflects the persistent erosion of Crusader’s policyholder surplus due to continued operating losses. AM Best also noted concerns about the Company's liquidity position and potential related adverse effects on Crusader. The rating downgrades also reflect AM Best's assessment of Crusader’s unfavorable operating performance trends from 2016 through June 30, 2021, which, according to AM Best, have been primarily attributable to unprofitable underwriting results.

According to AM Best, the "under review with negative implications status" reflects doubts raised by AM Best regarding the Company’s ability to continue to operate as a going concern and AM Best’s expectation of continued pressure on Crusader’s balance sheet strength.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNICO AMERICAN CORPORATION (Registrant)

Date: August 25, 2021	By:	/s/ Renai J. Effarah
	Name:	Renai J. Effarah
	Title:	Treasurer and Chief Financial Officer

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